Exhibit 10.17

901 South MoPac Expy. Building Four, Suite 250 Austin, Texas 78746 Phone 512.328.5600 Fax 512.330.0688 transwestern.net
May 11, 2007
Rules Based Medicine, Inc.
Patrick McClan
3300 Duval Road, Suite 110
Austin, TX 78759
RE:     Stonecreek Park
Dear Mr. McClan:
Enclosed please find a fully executed original First Amendment to Lease for Rules Based Medicine’s expansion.
Should you have any questions, please don’t hesitate to contact us.
Sincerely,

Leita Stewart
Assistant Property Manager
The Performance Advantage in Real Estate

FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN
STAG INVESTORS 2000, LTD., A TEXAS LIMITED PARTNERSHIP, AS LANDLORD, AND
RULES BASED MEDICINE, INC., AS TENANT
To be attached to and form a part of Lease made the 19TH day of March, 2003 (which together with any amendments, modifications and extensions thereof, is hereinafter called the “Lease”), between STAG Investors 2000, Ltd., a Texas limited partnership* (“Landlord”) and Rules Based Medicine, Inc. (“Tenant”), covering a total of approximately 6,507 square feet (“Original Space”) and located at 3300 Duval Road, Austin, Texas, known as Stonecreek Park.

*,	predecessor-in-interest to CFO2 Austin, LLC
     WITNESSETH, THAT:
          WHEREAS, the parties hereby acknowledge that, by execution of the Assignment and Assumption Agreement of Lease (the “Agreement”) dated July 1, 2004 between Tenant and The Foundation for a Healthier World (Assignor), Tenant was assigned the rights, obligations and interests of Assignor in and to approximately 999 square feet of space previously shared by Assignor and Tenant and leased by Assignor as depicted in Exhibit “A” to the Lease, and that such Agreement increased Tenant’s Premises to 7,506 square feet.
          WHEREAS, Tenant wishes to extend its Lease of the Premises of 7,506 square feet for a further term of sixty (60) months.
          WHEREAS, Tenant needs additional space for its business purposes and Landlord has available an area adjacent hereto.
     NOW, THEREFORE, in consideration of the premises. Landlord and Tenant covenant and agree as follows:
     1. Effective on the “Expansion Space Start Date”, the Premises shall contain, in addition to the 7,506 square feet originally demised, hereinafter called the “Original Space”, an additional area, hereinafter called the “Expansion Space”, containing approximately 1,056 square feet adjacent thereto (see Exhibit “A” attached hereto), thus making the aggregate area of the demised premises approximately 8,562 square feet.
     The “Expansion Space Start Date” shall be the earlier of (i) September 1, 2007, or (ii) the date that the Tenant Improvements to the Expansion Space are completed such that Tenant is able to move into and legally transact its normal business operations in the Expansion Space. The September 1, 2007 date set forth above is based on Landlord’s approval of Tenant’s plans and specifications within five (5) business days following delivery of such plans to Landlord. Such date shall be extended by one (1) day for each day that Landlord’s review and approval period exceeds five (5) business days.
     2. Effective June 1, 2007, the monthly Base Rent shall be as follows:

	Monthly
	Base Rent	Annual	Monthly Base
	for the	Base Rent	Rent for the	Total Square	Total
	Original	Per Square	Expansion	Footage	Monthly
Term	Space	Foot	Space	Leased	Base Rent
June 1, 2007 - August 31 , 2007	$10,008.00	$16.00	$0	7,506 SF	$10,008.00
September 1, 2007 - May 31, 2008	$10,008.00	$16,00	$1,408,00	8,562 SF	$11,416,00
June 1, 2008 - May 31, 2009	$10,320.75	$16.50	$1,452.00	8,562 SF	$11,772.75

FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN
STAG INVESTORS 2000, LTD., A TEXAS LIMITED PARTNERSHIP, AS LANDLORD, AND
RULES BASED MEDICINE, INC., AS TENANT
To be attached to and form a part of Lease made the 19TH day of March, 2003 (which together with any amendments, modifications and extensions thereof, is hereinafter called the “Lease”), between STAG Investors 2000, Ltd., a Texas limited partnership (“Landlord”) and Rules Based Medicine, Inc. (“Tenant”), covering a total of approximately 6,507 square feet (“Original Space”) and located at 3300 Duval Road, Austin, Texas, known as Stonecreek Park.
     WITNESSETH, THAT:
          WHEREAS, the parties hereby acknowledge that, by execution of the Assignment and Assumption Agreement of Lease (the “Agreement”) dated July 1, 2004 between Tenant and The Foundation for a Healthier World (Assignor), Tenant was assigned the rights, obligations and interests of Assignor in and to approximately 999 square feet of space previously shared by Assignor and Tenant and leased by Assignor as depicted in Exhibit “A” to the Lease, and that such Agreement increased Tenant’s Premises to 7,506 square feet.
          WHEREAS, Tenant wishes to extend its Lease of the Premises of 7,506 square feet for a further term of sixty (60) months.
          WHEREAS, Tenant needs additional space for its business purposes and Landlord has available an area adjacent hereto.
     NOW, THEREFORE, in consideration of the premises, Landlord and Tenant covenant and agree as follows:
     1. Effective on the “Expansion Space Start Date”, the Premises shall contain, in addition to the 7,506 square feet originally demised, hereinafter called the “Original Space”, an additional area, hereinafter called the “Expansion Space”, containing approximately 1,056 square feet adjacent thereto (see Exhibit “A” attached hereto), thus making the aggregate area of the demised premises approximately 8,562 square feet.
     The “Expansion Space Start Date” shall be the earlier of (i) September 1, 2007, or (ii) the date that the Tenant Improvements to the Expansion Space are completed such that Tenant is able to move into and legally transact its normal business operations in the Expansion Space. The September 1, 2007 date set forth above is based on Landlord’s approval of Tenant’s plans and specifications within five (5) business days following delivery of such plans to Landlord. Such date shall be extended by one (1) day for each day that Landlord’s review and approval period exceeds five (5) business days.
     2. Effective June 1, 2007, the monthly Base Rent shall be as follows:

	Monthly
	Base Rent	Annual	Monthly Base
	for the	Base Rent	Rent for the	Total Square	Total
	Original	Per Square	Expansion	Footage	Monthly
Term	Space	Foot	Space	Leased	Base Rent
June 1, 2007 - August 31, 2007	$10,008.00	$16.00	$0	7,506 SF	$10,008.00
September 1, 2007 - May 31, 2008	$10,008.00	$16.00	$1,408.00	8,562 SF	$11,416.00
June 1, 2008 - May 31, 2009	$10,320.75	$16.50	$1,452.00	8,562 SF	$11,772.75

	Monthly
	Base Rent	Annual	Monthly Base
	for the	Base Rent	Rent for the	Total Square	Total
	Original	Per Square	Expansion	Footage	Monthly
Term	Space	Foot	Space	Leased	Base Rent
June 1, 2009 – May 31, 2010	$10,633.50	$17.00	$1,496.00	8,562 SF	$12,129.50
June 1, 2010 – May 31, 2011	$10,946.25	$17.50	$1,540.00	8,562 SF	$12,486.25
June 1, 2011 – May 31, 2012	$11,259.00	$18.00	$1,584.00	8,562 SF	$12,843.00
Plus property taxes, common area maintenance, management fees, and insurance as provided in the Lease, payable on the first day of each month during the balance of the term.
          3. Tenant shall have access to the Expansion Space upon (a) Landlord’s written approval of the proposed improvements, and (b) full execution this Agreement. Landlord shall not be required to notify Tenant of whether it consents to the improvements until it (a) has received plans and specifications, prepared and stamped by a licensed architect, in a CAD disk format therefor which are sufficiently detailed to allow construction of the work depicted thereon to be performed in a good and workmanlike manner, and (b) has had a reasonable opportunity to review them. All improvements must comply with Landlord’s standard specifications and all applicable governmental regulations. Landlord’s approval of any plans and specifications shall not be a representation that the plans or the work depicted thereon will comply with law or be adequate for any purpose, but shall merely be Landlord’s consent to performance of the work. Upon completion of the work, Tenant shall deliver to Landlord accurate, reproducible as-built plans therefor in a CAD disk format.
          4. Landlord shall provide a Tenant Finish Allowance (the “Allowance”) for the Expansion Space of Fifty Thousand and 00/100 Dollars ($50,000.00) to be applied toward interior improvements, construction documents, architecture, engineering, security, telecommunications, or any other actual costs incurred by Tenant to modify the Expansion Space for its use. Tenant shall bear the entire cost of any improvements to be installed in the Premises or Common Areas of the Building for the benefit of Tenant, to the extent that such cost exceeds the finish-out allowance of $50,000.00, and shall pay for such excess over the Allowance as hereinafter provided. In the event that the estimated cost of interior improvements, including architectural fees, and construction management fees to Landlord’s construction manager of three percent (3%) of construction costs, exceeds the Allowance, Tenant shall pay to Landlord (assuming Landlord’s approval of the working drawings referred to herein) prior to commencement of such construction, an advance payment equal to one-half (1/2) of the amount of such excess over the Allowance as reasonably estimated by Landlord. Notwithstanding any provision contained herein to the contrary, it is understood and agreed that Landlord shall have no obligation to commence installation of any interior improvements until (a) Tenant shall have furnished to Landlord and Landlord shall have approved the final working drawings as required by the provision hereof, (b) Landlord shall have received Tenant’s advance payment (described above) for the amount of the cost of improvements in excess of the Allowance and (c) Landlord and Tenant shall have approved the total cost of any change order. Upon Substantial Completion of the installation of the interior improvements and prior to occupancy by Tenant, Tenant shall pay Landlord the remainder of the actual amount of the excess cost incurred over the Allowance.
     Tenant may engage Landlord’s construction manager, including administration, for a total fee of three percent (3%) of the construction costs. In the event Tenant elects not to use Landlord as construction manager, Tenant shall pay Landlord an administration fee equal to one percent (1%) of construction costs. Bids shall be accepted from general contractors mutually acceptable to Landlord and Tenant.
     All improvements must comply with Landlord’s standard specifications and all applicable governmental regulations. Prior to beginning construction of any such improvements, Tenant shall submit architectural drawings of the proposed improvements to Landlord and shall obtain Landlord’s written consent to begin construction.
     5. Tenant shall continue to have the right to renew the term for an additional forty-eight (48) months in accordance with the provisions of the Extension Option paragraph of Exhibit B to the Lease.

Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.
DATED AS OF THE 30th DAY OF April, 2007.

Landlord:

STAG INVESTORS 2000, LTD.,
A TEXAS LIMITED PARTNERSHIP

By:

Stone C-7, Ltd., a Texas limited partnership, its general partner

By:

WITNESS:	ORI, Inc., its general partner:

By:

Title:

Tenant:

RULES BASED MEDICINE, INC.:
WITNESS:
/s/ Patrick S. McClain

	By:	Patrick S. McClain

	Title:	VP & CFO

EXHIBIT “A”

Exhibit A

Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.
DATED AS OF THE 30th DAY OF April, 2007.

Landlord: ** See below.

Tenant:

RULES BASED MEDICINE, INC.:
WITNESS:

/s/ Patrick S. McClain

	By:	Patrick S. McClain

	Title:	VP & CFO

Landlord:

CFO2 Austin, LLC, a Delaware limited liability company
WITNESS:

Kellie Jenks	By:	/s/ Joanne M. Johnson

Joanne M. Johnson, Vice President